PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT]

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated December 1, 2021
to Prospectuses dated April 30, 2021
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to Portfolios of the Advanced Series Trust available through your Annuity and updates other information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
AST Western Asset Core Plus Bond Portfolio – Name Change and Subadviser Additions:
Subject to shareholder approval of the proposed mergers listed below, effective on or about February 14, 2022, the name of the AST Western Asset Core Plus Bond Portfolio will be changed to the AST Core Fixed Income Portfolio and PGIM Fixed Income, PGIM Limited, and Wellington Management Company LLP will be added as additional subadvisers to the Portfolio. Western Asset Management Company, LLC and Western Asset Management Company Limited will continue as subadvisers to the Portfolio.
AST Hotchkis & Wiley Large-Cap Value Portfolio – Name Change and Subadviser Additions:
Subject to shareholder approval of the proposed mergers listed below, effective on or about February 14, 2022, the name of the AST Hotchkis & Wiley Large-Cap Value Portfolio will be changed to the AST Large-Cap Value Portfolio and Massachusetts Financial Services Company, T. Rowe Price Associates, Inc. and Wellington Management Company LLP will be added as additional subadvisers to the Portfolio. Hotchkis and Wiley Capital Management, LLC will continue as a subadviser to the Portfolio.
AST Portfolio – Mergers:
Subject to shareholder approval, effective on or about February 14, 2022 (the “Effective Date”), the following Target Portfolios will be merged into the corresponding Acquiring Portfolio as shown below.
As of the Effective Date, all references to the Target Portfolios will be replaced with the corresponding Acquiring Portfolio.

Target Portfolios	Acquiring Portfolio
AST BlackRock Low Duration Bond Portfolio	AST Core Fixed Income Portfolio (formerly AST Western Asset Core Plus Bond Portfolio)
AST BlackRock/Loomis Sayles Bond Portfolio
AST Prudential Core Bond Portfolio
AST MFS Large-Cap Value Portfolio	AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio)
AST T. Rowe Price Large-Cap Value Portfolio

Please note that you may transfer Account Value out of a Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. During the 60 days prior to the Effective Date, such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

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After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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